2021 Annual Stockholder’s Meeting October 14, 2021 | 2:30 PM CST This presentation is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. There is no assurance that we will achieve our investment objectives. Past performance is not a guarantee of future results. Exhibit 99.1

Commercial real estate (CRE) credit and securities investments are subject to the risks typically associated with CRE which include, but are not limited to: market risks such as local property supply and demand conditions; tenants’ inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of nature such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing. Investing in our common stock involves a high degree of risk. You should purchase these securities only if you can afford the complete loss of your investment. You should carefully review the “Risk Factors” section of the prospectus for a more detailed discussion. Some of the more significant risks relating to an investment in our shares include: We have a limited operating history, and there is no assurance that we will achieve our investment objectives. Our public offering of common stock is a “blind pool” offering. You will not have the opportunity to evaluate our future investments before we make them. There is no current public trading market for shares of our common stock, and we do not expect that such a market will ever develop. Therefore, repurchase of shares by us pursuant to our share repurchase plan will likely be the only way for you to dispose of your shares, and there can be no assurance that our share repurchase plan will be available at any given time, as our board of directors may determine to modify, suspend or terminate the plan based on economic conditions or for any other reason it deems appropriate. Our board of directors suspended our share repurchase plan on March 24, 2020 following the onset of the COVID-19 pandemic and subsequently reinstated it effective March 1, 2021 for stockholders requesting repurchase of shares as a result of the death or disability of the holder and for all other stockholders effective July 1, 2021. Our stockholders may receive less than the price they paid for their shares when they sell them to us pursuant to our repurchase program. When our share repurchase plan is in effect, stockholders who have held their shares for at least one year have the opportunity to request that we repurchase their shares on a monthly basis, but we are not obligated to repurchase any shares and may choose to repurchase only some, or even none, of the shares that have been requested to be repurchased in any particular month at our discretion. In addition, repurchases will be subject to available liquidity and other significant restrictions. As a result, our shares may have only limited liquidity even during periods when our share repurchase plan is in effect. We cannot guarantee that we will make distributions, and if we do, such distributions have been and may again be funded from sources other than earnings and cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. The purchase and repurchase price for shares of our common stock are generally based on our prior month’s NAV and are not based on any public trading market. A substantial portion of our assets consists of CRE debt that is valued by our Advisor, with the assistance of the Sub-Advisor, using factors that are periodically validated by an independent third party. The valuation of our investments is inherently subjective, and our NAV may not accurately reflect the actual price at which our investments could be liquidated on any given day. The NAV per share, if calculated as of the date on which you make your subscription request or repurchase request, may be significantly different than the transaction price you pay or the repurchase price you receive. Risk Factors 2

Risk Factors We have no employees and are dependent on the Advisor and the Sub-Advisor to conduct our operations. The Advisor and the Sub-Advisor will face conflicts of interest as a result of, among other things, the allocation of investment opportunities among us and Other Sound Point Accounts, the allocation of time of their investment professionals and the substantial fees that we will pay to the Advisor and that the Advisor will pay to the Sub-Advisor. This is a “best efforts” offering. If we are not able to raise a substantial amount of capital on an ongoing basis, our ability to achieve our investment objectives could be adversely affected. Principal and interest payments on our borrowings will reduce the amount of funds available for distribution or investment in our targeted assets. If we fail to maintain our qualification as a REIT and no relief provisions apply, we will have to pay corporate income tax on our taxable income (which will be determined without regard to the dividends-paid deduction available to REITs) and our NAV and cash available for distribution to our stockholders could materially decrease. The COVID-19 pandemic has adversely affected the economy and our investments and operations and may have additional adverse effects in the future. We own the Renaissance Chicago O’Hare Suites Hotel, and for so long as we own hotels or invest in loans secured by hotels and securities collateralized by hotels, we will be exposed to the unique risks of the hospitality sector, including seasonality, volatility and the severe reduction in occupancy caused by the COVID-19 pandemic. We use short-term borrowings to finance our investments, which exposes us to increased risks associated with decreases in the fair value of the underlying collateral resulting from adverse changes in the financial markets, including as a result of the COVID-19 pandemic. As with any investment, there are certain risks associated with credit investing. Such risks include, but are not limited to: The risk of nonpayment of scheduled interest or principal payments on a credit investment, which may affect the overall return to the lender; Interest rate fluctuations, which will affect the amount of interest paid by a borrower in a floating-rate loan that adjusts to current market conditions; Default risk, which means that the loan may not be repaid by the borrower; and The risks typically associated with real estate assets described above. 3

Forward-Looking Statements Cautionary note regarding forward-looking statements This presentation includes forward-looking statements, including, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of terms such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate. Our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties, some of which are summarized above. inherent in forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. You should carefully review the “Risk Factors” section of our report on Form 10-K and subsequent 10-Qs for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal or state securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 4

Portfolio Highlights Q3 2021 1Portfolio size is based on the unpaid principal balance of our debt investments and the fair value of our real estate owned (REO) in each case as of September 30, 2021. Portfolio size, average investment balance and number of investments include our REO. 21st mortgage loan weighted average years to maturity based on maturity date assuming no options to extend are exercised. See our Form 10-K or 10-Q most recently filed with the SEC for maximum maturities assuming all extensions are exercised. 3Weighted average of loan-to-value at origination, based on current loan balance as of September 30, 2021. 5

September 2021 Allocation Portfolio Allocation Update REO 1st Mortgage Loans 6

Commercial Mortgage Market Update Economic recovery underway Volatility in treasuries and potential rising rates favors floating rate investments Multifamily and industrial are preferred asset classes Select office and other niche asset classes such as self-storage Increasing demand for high quality loans, tightening spreads 7

Fixed Rate Floating Rate Portfolio Highlights Loans by Floating vs. Fixed Rate Based on the par value of investments as of 9/30/2021. Subject to change without notice. *The senior position does not protect against default, and losses may still occur. Past performance is not a guarantee of future results, and there is no assurance that we will achieve our investment objectives. InPoint invests primarily in floating rate senior loans secured by commercial real estate properties across the U.S. We believe floating-rate senior secured lending is well positioned for yield and value preservation across market cycles.* 8

Based on the par value of loan investments and the fair value of REO as of 9/30/2021. Subject to change without notice. Portfolio Highlights Loans by Region New England 6% West Southwest Rocky Mtn. Great Lakes Southeast 5% 2% 9

Portfolio Highlights Loans by Property Type Mixed Use 6% Based on the par value of loan investments and the fair value of REO as of 9/30/2021. Subject to change without notice. Multifamily Office Hospitality 10 6% Retail 6%